Cohort-Level Safety and Efficacy Results for $[^{212}Pb]$VMT-α-NET in Advanced Somatostatin Receptor Subtype 2 (SSTR2+)-Expressing Neuroendocrine Tumors (NETs): Cohorts 1–3

Thorvardur Halfdanarson[1], Vikas Prasad[2], Vineeth Sukrithan[3], Brandon Mancini[4], Seyed Mosallaie[5], Savitha Balaraman[6], Gregory Sibley[7], Jason Starr[8], Lowell Anthony[9], Chih-Yi Liao[10], Samuel Mehr[11], Jared Weiss[12], Robert Ramirez[13], Amir Iravani[14], Lucia Baratto[15], Shilpen Patel[15], Markus Puhlmann[15], Richard Wahl[2]

[1] Mayo Clinic Rochester, Rochester, MN; [2] Washington University School of Medicine, St. Louis, MO; [3] Ohio State University, Columbus, OH; [4] Bold Advanced Medical Future (BAMF) Health, Grand Rapids, MI; [5] Johns Hopkins, Baltimore, MD; [6] MHP Radiation Oncology Institute, Troy, MI; [7] Virginia Cancer Specialists, Fairfax, VA; [8] Mayo Clinic, Jacksonville, FL; [9] University of Kentucky, Lexington, KY; [10] University of Chicago, Chicago, IL; [11] Nebraska Cancer Specialists, Omaha, NE; [12] University of North Carolina, Chapel Hill, NC; [13] Vanderbilt University Medical Center, Nashville, TN; [14] University of Washington Radiology, Seattle, WA; [15] Perspective Therapeutics, Inc., Seattle, WA

Study VMT-α-NET-T101 | NCT05636618 | Data cut: 10 Sep 2026

Declaration of Interests

Research support to institution: Thermo Fisher Scientific, Advanced Accelerator Applications (a Novartis company), Camurus, Crinetics, ITM Isotope Technologies Munich, RayzeBio (a Bristol Myers Squibb company), Perspective Therapeutics, Rezolute, Exelixis

Consulting/Advisory Board: Exelixis*, Curium*, Boehringer Ingelheim*, Biomea Fusion*, Sanofi*, Novartis, ITM Isotope Technologies Munich, Crinetics, Perspective Therapeutics, Camurus, Abdera Therapeutics

*personal compensation

SSTR2-Targeting Alpha-Emitting Radiotherapies for Neuroendocrine Tumors May Exhibit Improved Safety and Efficacy over Beta-Emitters

- SSTR2 is an established target in NETs, but patients progressing after somatostatin analogues have limited treatment options
- Alpha particles cause complex double-strand DNA breaks largely independent of oxygenation and dose rate



Chelator
Radionuclide
Linker
SSTR2
ligand



Single-strand DNA breakage

	β emitter	α emitter
Radionuclides	^{90}Y, ^{177}Lu	^{212}Pb, ^{225}Ac
Linear energy transfer	Low (0.2-2 keV/µm)	High (50-230 keV/µm)
Path length in tissue	Long (1-2 cm)	Short (~100 µm)
Primary DNA damage	Single-strand breaks	Clustered, complex double-strand breaks



Double-strand DNA breakage

NET, neuroendocrine tumor; SSTR2, somatostatin receptor subtype 2

$[^{212}Pb]$VMT-α-NET Is a Novel, Alpha-Particle Radiation-Delivering Somatostatin-Mimicking Peptide Targeted to Somatostatin Receptor Subtype 2 (SSTR2)

VMT-α-NET



Pb-optimized chelator
Linker
SSTR2 ligand

Radionuclide payloads

- ^{203}Pb: imaging, diagnostics
- ^{212}Pb: therapeutic α-radiation delivery

Low redistribution of α-emitting ^{212}Bi

PSC (VMT-α-NET)	DOTA
~95% ^{212}Bi retained[a]	~64% ^{212}Bi retained[b]
Lower systemic α-radiation exposure	Higher systemic α-radiation exposure



Coronal
MIP
$[^{203}Pb]$VMT-α-NET 3h p.i.
$[^{212}Pb]$VMT-α-NET 3h p.i.

Image courtesy of Prof. Dr. Ralph Bundschuh and team, Universitätsklinikum Carl Gustav Carus Dresden

[a] Pretze M, et al. Pharmaceuticals (Basel). 2023;16(11):1605.
[b] Mirzadeh S, et al. Radiochim Acta. 1993;60(1):1-10.
DOTA, 1,4,7,10-tetraazacyclododecane-1,4,7,10-tetraacetic acid; MIP, maximum intensity projection; p.i., post-injection; PSC, Pb-specific chelator; SSTR2, somatostatin receptor subtype 2.

Study Design

This is an ongoing, prospective, dose- finding/expansion, Phase 1/2a trial with pre-specified DLT monitoring and investigator-assessed RECIST v1.1 endpoints

- Unresectable or metastatic NET, radiologic progression, on ≥1 prior systemic therapy, SSTR2 expression on FDA-approved SSTR PET
- Primary: Safety, DLTs, ORR; Secondary: PFS by investigator-assessed RECIST v1.1
- Safety Analysis Set: all treated patients in cohorts 1-3 (n=68)
- Efficacy (Full) Analysis Set: all treated patients in Cohorts 1–3 (n=68)



Dose-Finding/Expansion Study
in PRRT-naïve, SSTR2-expressing patients
Median follow up 128 (123-133) weeks
Cohort 1 ✓
2.5 mCi × 4 Q6-8W
n=2
Median follow up 76 (6-124) weeks
Cohort 2 ✓
5.0 mCi × 4 Q6-8W
n=46
Median follow up 34 (11-59) weeks
Cohort 3a
6.0 mCi × 4 Q6-8W
n=20
DLT assessment completed in 8 patients
Cohort 4b
Frontloading
6/5/5/4 mCi
Enrolling

Dose, cohort size, and follow-up differ across cohorts. No cross-cohort comparisons pre-specified.

[a] Cohort 3 data are preliminary (dose exploration); patients <60 kg received 100 µCi/kg.

[b] Cohort 4 results are not presented here

DLT, dose-limiting toxicity; MBq, megabecquerel; NET, neuroendocrine tumor; ORR, objective response rate; PET, positron emission tomography; PFS, progression-free survival; Q8W, every 8 weeks; RECIST v1.1, Response Evaluation Criteria in Solid Tumors version 1.1; SSTR, somatostatin receptor; SSTR2, somatostatin receptor subtype 2.

Baseline Characteristics

A pretreated, PRRT-naïve, heterogeneous NET population

Characteristic	Cohort 1 (N=2)	Cohort 2 (N=46)	Cohort 3[e] (N=20)	Total (N=68)
Age, median, years	65.5	61.5	62.5	62.5
Primary Cancer Diagnosis				
GI-NET, n (%)	2 ***(100)***	23 ***(50.0)***	9 ***(45.0)***	34 ***(50.0)***
P-NET, n (%)	0	20 ***(43.5)***	11 ***(55.0)***	31 ***(45.6)***
$GEP\text{-}NET_{\text{SSTR2-positive in all target lesions}}$[a], n (%)	2 ***(100)***	38 ***(82.6)***[b]	17 ***(85.0)***[c]	57 ***(83.8)***
Other NETs, n (%)	0	3 ***(6.5)***[d]	0	3 ***(4.4)***
NET Grade				
Grade 1, n (%)	1 ***(50.0)***	8 ***(17.4)***	6 ***(30.0)***	15 ***(22.1)***
Grade 2, n (%)	1 ***(50.0)***	32 ***(69.6)***	11 ***(55.0)***	44 ***(64.7)***
Grade 3, n (%)	0	6 ***(13.0)***	3 ***(15.0)***	9 ***(13.2)***
Prior Systemic Therapy				
Prior therapies, median (range)	1 (1–1)	1 (0–2)	1 (0–1)	1 (0–2)
Prior SSA, n (%)	2 ***(100)***	41 ***(89.1)***	15 ***(75.0)***	58 ***(85.3)***

[a] Retrospective subgroup analysis based on NETTER-1 SSTR2 selection criteria.
[b] 8 of 46 patients were excluded from this retrospectively defined subgroup of which 3 were bronchial and pheo/para patients and 5 patients did not express SSTR2 on all target lesions.
[c] 3 of 20 patients were excluded from this retrospectively defined subgroup, each of whom did not express SSTR2 on all target lesions.
[d] Other = bronchial + pheo/para.
[e] Patients <60 kg received 3.7 MBq/kg.
Dose, cohort size, and follow-up differ.
GEP-NET, gastroenteropancreatic neuroendocrine tumor; GI-NET, gastrointestinal neuroendocrine tumor; MBq, megabecquerel; NET, neuroendocrine tumor; pheo/para, pheochromocytoma/paraganglioma; P-NET, pancreatic neuroendocrine tumor; SSA, somatostatin analog; SSTR2, somatostatin receptor subtype 2.

Safety: Overall

- 56/68 (82%) received all four planned doses
- TEAEs mostly Grade 1 or Grade 2; Grade 3 in 20 (29.4%); no Grade 4 or 5 within the TEAE window
- No treatment-related SAEs or AE-related discontinuations within TEAE window
- Favorable hematologic safety profile and no intervention required for lymphopenia

Safety Analysis Set	Cohort 1 N=2; n (%)	Cohort 2 N=46; n (%)	Cohort 3 N=20; n (%)	Total N=68; n (%)
Subjects with ≥1 TEAE	2 ***(100)***	45 ***(97.8)***	20 ***(100)***	67 ***(98.5)***
Alopecia	2 ***(100)***	32 ***(69.6)***	12 ***(60.0)***	46 ***(67.6)***
Fatigue	2 ***(100)***	30 ***(65.2)***	12 ***(60.0)***	44 ***(64.7)***
Nausea	1 ***(50.0)***	26 ***(56.5)***	18 ***(90.0)***	45 ***(66.2)***
Diarrhoea	2 ***(100)***	20 ***(43.5)***	7 ***(35.0)***	29 ***(42.6)***
Abdominal pain	1 ***(50.0)***	11 ***(23.9)***	4 ***(20.0)***	16 ***(23.5)***
Lymphocyte count decreased	2 ***(100)***	11 ***(23.9)***	2 ***(10.0)***	15 ***(22.1)***
Hypertension	0	10 ***(21.7)***	3 ***(15.0)***	13 ***(19.1)***
Anemia	2 ***(100)***	8 ***(17.4)***	1 ***(5.0)***	11 ***(16.2)***
Back pain	0	8 ***(17.4)***	3 ***(15.0)***	11 ***(16.2)***
Constipation	0	7 ***(15.2)***	4 ***(20.0)***	11 ***(16.2)***
Headache	1 ***(50.0)***	8 ***(17.4)***	1 ***(5.0)***	10 ***(14.7)***
Dizziness	0	8 ***(17.4)***	2 ***(10.0)***	10 ***(14.7)***
TEAE Grade 3	1 ***(50.0)****	14 ***(30.4)****	5 ***(25.0)****	20 ***(29.4)***
TEAE Grade 4 or 5	0	0	0	0
Dysphagia	0	0	0	0

Several patients with >1 event:* ***Cohort 1:* *Amylase increased;* ***Cohort 2:*** *Lymphocyte count decreased (N=4), HTN (N=3), Diarrhoea (N=3), Abdominal pain (N=1), Syncope (N=2), Asthenia (N=1), Cardiac failure (N=1), Fatigue (N=1), Hypokalaemia (N=1), Pancreatitis (N=1), Presyncope (N=1), Vomiting (N=1);* ***Cohort 3:*** *Lymphocyte count decreased (N=1), HTN (N=1), ALT increased (N=1), GGT increased (N=1), Influenza like illness (N=1), Nausea (N=1), Upper GI haemorrhage (N=1).*

Differences across interim safety summaries reflect routine database cleaning and investigator adjudication of laboratory abnormalities reported as adverse events.

TEAE window: first [^{212}Pb]VMT-α-NET dose through 56 days after last dose, or until subsequent anti-cancer therapy, whichever is earlier.

AE, adverse event; ALT, alanine aminotransferase; GGT, gamma-glutamyl transferase; GI, gastrointestinal; HTN, hypertension; TEAE, treatment-emergent adverse event.

Renal Safety Over Time

Serum creatinine – Cohorts 1, 2 and 3[1]



Interquartile range (IQR): Q1 (25th percentile) to Q3 (75th percentile)
Median
Mean
Lowest and highest values within 1.5 × IQR of the box edges
Creatinine (mg/dL)
0
1
2
3
4
5
Baseline (n=68)
Worst (n=68)
Last (n=68)

Grade 3 renal events were rare (2/68 patients) during ongoing study follow up, possibly not drug related[1]

- Both occurred in patients during study follow up.
- **One patient with** AKI 756 days after the last dose. Investigator-assessed as possibly treatment-related. Ongoing.
- **One patient with** AKI starting 255 days after the last dose. Investigator-assessed as unlikely treatment-related. Resolved.

Serum creatinine Cohorts 1, 2 and 3[1]



Creatinine (mg/dL)
0
1
2
3
4
5
0
10
20
30
40
50
60
70
80
90
100
110
120
130
Study Week

[1]One patient with creatinine levels greater than 2 mg/dL was reported; this occurred during the course of subsequent therapy after disease progression.
TEAE window: first [^{212}Pb]VMT-α-NET dose through 56 days after last dose, or until subsequent anti-cancer therapy, whichever is earlier.
AKI, acute kidney injury

Efficacy: Response Rates

Objective Responses (PR + uPR) in Cohort 2 (33%) and Cohort 3 (50%), with disease control in ≥89% of patients in each cohort[a]

Best overall response by cohort

	Cohort 1 (N=2) n (%)	Cohort 2 (N=46) n (%)	Cohort 3 (N=20) n (%)
Disease control	**2** (*100*)	**41** (*89.1*)	**19** (*95.0*)
ORR	0	**15** (*32.6*)	**10** (*50.0*)
Confirmed PR	0	14 (*30.4*)	6 (*30.0*)
Unconfirmed PR	0	1 (*2.2*)	4 (*20.0*)
Stable disease	2 (100)	26 (*56.5*)	9 (*45.0*)
Progressive disease	0	5 (*10.9*)	1 (*5.0*)
DC GEP-NET SSTR2+[b]	2/2 (*100*)	35/38 (*92.1*)	17/17 (*100*)
ORR GEP-NET SSTR2+[b]	0/2 (*0.0*)	14/38 (*36.8*)	8/17 (*47.1*)

Disease control (DC) = CR/PR/SD



50%
25%
0%
-25%
-50%
-75%
Change from Baseline
Dose Level
Cohort 1
Cohort 2
Cohort 3

All treated patients; Investigator-assessed RECIST v1.1; ORR = confirmed or unconfirmed CR/PR.
Waterfall: 67 patients with a post-baseline measurement
** not GEP-NET patients or have ≥1 non-SSTR2 target lesion*

[a] *In patients who received at least one dose.*
[b] *Retrospective subgroup analysis: GEP-NET SSTR2-positive in all target lesions.*
CR, complete response; GEP-NET, gastroenteropancreatic neuroendocrine tumor; ORR, objective response rate; PR, partial response; RECIST v1.1, Response Evaluation Criteria in Solid Tumors version 1.1; SD, stable disease; SSTR2+, somatostatin receptor subtype 2–positive; uPR, unconfirmed partial response.

Efficacy: Durable Ongoing Disease Control

SSTR2+ GEP-NET patients:[a] Durable ongoing disease control was observed across cohorts in patients who received at least one dose, with follow-up ongoing

Cohort 2, subjects who received at least 1 dose



50
25
0
-25
-50
-75
Percent Change from Baseline (%)
0
20
40
60
80
100
Study Week
Cohort 2 (N=46)
GEP-NET, SSTR2+ in all target lesions (N=38)
Other (N=8)

Cohort 3, subjects who received at least 1 dose



50
25
0
-25
-50
-75
Percent Change from Baseline (%)
0
20
40
60
80
100
Study Week
Cohort 3 (N=20)
GEP-NET, SSTR2+ in all target lesions (N=17)
Other (N=3)

[a] GEP-NET, SSTR2+ in all target lesions.
Represents DCO 10 Sep 2026.
Investigator-assessed RECIST v1.1. Time on study and response are shown descriptively.

DCO, data cutoff; GEP-NET, gastroenteropancreatic neuroendocrine tumor; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumors; SSTR2, somatostatin receptor type 2.

Efficacy: Durable Ongoing Disease Control

Durable ongoing disease control was observed across all cohorts in patients who received at least one dose



Cohorts 1–3, All subjects receiving at least 1 dose (N=68)
Cohort 1
Cohort 2
Cohort 3
Not GEP-NET or ≥1 non-SSTR2 target lesion
First Response
Confirmed PR
Disease progression
Death
0
20
40
60
80
100
Study Week

Darker segment of each bar represents treatment period. Lighter segment represents time on study post the treatment period.
Investigator-assessed RECIST v1.1. Time on study and response are shown descriptively.
PD, progressive disease; PR, partial response; RECIST v1.1, Response Evaluation Criteria in Solid Tumors version 1.1; SD, stable disease.

Efficacy: Progression-Free Survival

The Kaplan-Meier estimate of investigator-assessed PFS at 18 months was 71.5% for Cohorts 1–3;[a] follow-up remains limited in Cohort 3

Cohort 2

82.6% PFS at 6 months

71.2% PFS at 12 months

68.9% PFS at 18 months

Kaplan-Meier estimate of PFS



PFS by cohort – All patients in Cohorts 1–3 (N=68)
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Survival Probability
76.9%
71.2%
68.9%
20 18 7 0 0
46 40 33 23 6
2 2 2 2 2
0 5 10 15 20
Time from Treatment Start (Months)
Cohort 1
Cohort 2
Cohort 3
+ Censored

Landmark PFS rate, % (95% CI)

	Cohort 1 (N=2)	Cohort 2 (N=46)	Cohort 3 (N=20)	Cohorts 1–3 (N=68)
6 months	100	82.6 *(68.2–90.9)*	89.7 *(64.8-97.3)*	**85.2 *(74.3–91.8)***
12 months	100	71.2 *(55.7–82.2)*	76.9 *(38.7–93.0)*[b]	**73.8 *(60.6–83.2)***
18 months	100	68.9 *(53.1–80.3)*	NE	**71.5 *(57.9–81.4)***
At risk, 6 / 12 / 18 mo	2 / 2 / 2	38 / 30 / 14	13 / 1 / 0	53 / 33 / 16
PFS events, n (%)	0	15 *(32.6)*	3 *(15.0)*	18 *(26.5)*

[a] Among patients who received at least one dose.
[b] 1 patient at risk at 12 months.
Investigator-assessed RECIST v1.1; Kaplan-Meier estimates with log-log 95% CI. Cohort 3 is preliminary dose-exploration data.Curves are truncated at 20 months, where few patients remain at risk.
One Cohort 2 PFS event occurred after 20 months.
CI, confidence interval; mo, months; NE, not estimable (no patient at risk); PFS, progression-free survival; RECIST v1.1, Response Evaluation Criteria in Solid Tumors version 1.1.

Efficacy: Progression-Free Survival, SSTR2+ GEP-NET[a]

Across SSTR2+ GEP-NET patients in Cohorts 1-3 who received at least one dose (N=57), 75.1% remained progression-free at 18 months

Cohort 2

89.5% PFS at 6 months

76.1% PFS at 12 months

73.2% PFS at 18 months

Kaplan-Meier estimate of PFS



PFS by cohort – GEP-NET, SSTR2+ in all target lesions
(N=57)
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Survival Probability
78.1%
76.1%
73.2%
17
16
6
0
38
35
30
20
6
2
2
2
2
2
0
5
10
15
20
Time from Treatment Start (Months)
Cohort 1
Cohort 2
Cohort 3
+ Censored

Landmark PFS rate, % (95% CI) – GEP-NET, SSTR2+ in all target lesions

	Cohort 1 (N=2)	Cohort 2 (N=38)	Cohort 3 (N=17)	Cohorts 1–3 (N=57)
6 months	100	89.5 *(74.3–95.9)*	93.8 *(63.2–99.1)*	**91.2 *(80.1–96.2)***
12 months	100	76.1 *(59.0–86.8)*	78.1 *(31.7–94.8)*[b]	**77.8 *(63.3–87.1)***
18 months	100	73.2 *(55.9–84.6)*	NE	**75.1 *(60.0–85.2)***
At risk, 6 / 12 / 18 mo	2 / 2 / 2	34 / 27 / 13	11 / 1 / 0	47 / 30 / 15
PFS events, n (%)	0	11 *(28.9)*	2 *(11.8)*	13 *(22.8)*

[a] SSTR2+ GEP-NET: Retrospectively defined subgroup of GEP-NET patients with SSTR2 expression in all target lesions.
[b] 1 patient at risk at 12 months
Investigator-assessed RECIST v1.1; Kaplan-Meier estimates with log-log 95% CI.
Cohort 3 is preliminary dose-exploration data and is shown separately in the landmark table.
Curves are truncated at 20 months, where few patients remain at risk. One Cohort 2 PFS event occurred after 20 months.
CI, confidence interval; ITT, intention-to-treat; mo, months; NE, not estimable no patient at risk); PFS, progression-free survival; RECIST v1.1, Response Evaluation Criteria in Solid Tumors version 1.1.

Conclusions and Next Steps

Interim results from this ongoing, non-randomized Phase 1/2a dose-escalation/expansion study show durable ongoing disease control and encouraging responses

- No Grade 4 or 5 TEAEs, treatment-related SAEs, or AE-related discontinuations within the defined TEAE window
- Renal tolerability has remained acceptable, with ongoing follow-up
- Response and PFS data continue to mature, particularly in Cohort 3

SAFETY

- **No DLTs in DLT-evaluable patients**
- **No dysphagia**
- **Grade 3 hematologic TEAEs in 5/68 (7.4%)**
- **No MDS reported to date**

Next Steps:

- **Cohort 4 (front-loaded regimen) is enrolling**
- **Long-term safety and renal follow-up are ongoing**

EFFICACY

- **ORR:** **33% (Cohort 2) and 50% (Cohort 3); 37% and 47% in SSTR2+ GEP-NET**
- **DCR:** **89% (Cohort 2) and 95% (Cohort 3); 92% and 100% in SSTR2+ GEP-NET**
- **PFS:** **69% at 18 months (Cohort 2) and 77% at 12 months (Cohort 3); 73% and 78% in SSTR2+ GEP-NET**

SSTR2+ GEP-NET: Retrospectively defined subgroup of GEP-NET patients with SSTR2 expression in all target lesions

Acknowledgements

Thank you to all participants in the VMT-α-NET-T101 trial and to all clinical trial investigators.